UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JUNE 26, 2002
                                (APRIL 26, 2002)

                      SECURITY CAPITAL GROUP INCORPORATED

             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)


           1-13355                                       36-3692698
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    (Commission File Number)                (I.R.S. Employer Identification No.)


    125 LINCOLN AVENUE, SANTA FE, NEW MEXICO                87501
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    Address of Principal Executive Offices)              (Zip Code)


                                 (505) 982-9292
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             (Registrant's Telephone Number, Including Area Code)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As previously reported, on April 26, 2002, Security Capital Group Incorporated (the "Company") completed its acquisition of the entire public interest in Storage USA, Inc., a Maryland corporation ("Storage USA"). Prior to the acquisition, the Company held an approximately 41.1% interest in Storage USA. Pursuant to a Purchase and Sale Agreement, dated as of December 5, 2001, as amended by Letter Agreements dated as of January 17 and April 18, 2002 (the "Purchase Agreement"), by and among Storage USA, Storage USA Trust, a Maryland real estate investment trust and a wholly owned subsidiary of Storage USA (the "Trust"), SUSA Partnership, L.P., a Tennessee limited partnership of which Storage USA is the sole general partner (the "Operating Partnership"), and the Purchase Agreement Assignment and Assumption, dated as of April 26, 2002, among the parties to the Purchase Agreement, among other things, the Company acquired all of the assets and assumed all of the liabilities of Storage USA, including all of the partn ership interests owned by Storage USA and the Trust in the Operating Partnership, and Storage USA merged with and into the Operating Partnership (the "Merger"), effective April 26, 2002 (the "Effective Time"), with the Operating Partnership being the surviving entity in the Merger. Immediately prior to the Merger, Storage USA purchased from the Company all of the shares of Storage USA Common Stock (as defined below) owned by the Company and its affiliates.

     Storage USA is engaged in the management, acquisition, development, construction and franchising of self-storage facilities. As of December 31, 2001, Storage USA owned, managed and franchised 558 facilities containing 37.9 million square feet in 33 states and the District of Columbia.

     As a result of the Merger, each share of Storage USA common stock, par value $.01 per share (the "Common Stock"), issued and outstanding immediately prior to the Effective Time was converted into the right to receive $42.70 in cash, without interest, representing consideration of $42.50 per share plus a $0.20 per share price adjustment in lieu of a dividend for the portion of the current quarter through April 26, 2002 (the "Merger Consideration"). Holders of options on shares of Common Stock received a payment equal to the excess of the Merger Consideration over each option's exercise price per share, less certain taxes and loan repayments. As part of the transactions, holders of limited partnership units in the Operating Partnership, other than the general partner, became entitled to receive, in respect to each such unit, the same $42.70 cash consideration per share payable to Storage USA shareholders, except to the extent they were eligible and elected to remain as limited partners in the Operating Partnership.

     The aggregate  value of the transaction  was  approximately  $1.85 billion,
including  the  assumption  or  repayment  of  approximately   $945  million  of
liabilities.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

Incorporated by reference to SUSA Partnership, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2001 and SUSA Partnership, L.P.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

(b) Pro Forma Financial Information

Security Capital Group Incorporated Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the periods ended December 31, 2001 and March 31, 2002.

(c) Exhibits

Exhibit No.       Document Designation
-----------       --------------------

99.1 Purchase and Sale Agreement, dated as of December 5, 2001, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Appendix A to Storage USA, Inc.'s Proxy Statement filed on March 27, 2002, and incorporated herein by reference).

99.2 Letter Agreement, dated as of January 17, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA
                  Partnership, L.P.  (filed  as  Exhibit  10.1  to  Storage USA,
                  Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference).

99.3              Letter  Agreement,  dated  as  of  April 18,  2002,  among the
                  Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit (d)(11) to Amendment No. 5 to Schedule 13E-3 filed on April 19, 2002 by the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P., and incorporated herein by reference).

99.4 Purchase Agreement Assignment and Assumption, dated as of April 26, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit 99.4 to Security Capital Group Incorporated's Current Report on Form Form 8-K dated April 26, 2002, and incorporated herein by reference).

99.5 Press Release of Security Capital Group Incorporated dated April 26, 2002 (filed as Exhibit 99.1 to Storage USA, Inc.'s Current Report on Form 8-K dated April 19, 2002, and incorporated herein by reference).

99.6 Security Capital Group Incorporated unaudited pro forma condensed consolidated financial statements as of and for the periods ended December 31, 2001 and March 31, 2002 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SECURITY CAPITAL GROUP INCORPORATED



                                             By: /s/ Jeffrey A. Klopf
                                             ---------------------------
                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary




Dated: May 23, 2002

                                 EXHIBIT INDEX

99.1 Purchase and Sale Agreement, dated as of December 5, 2001, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Appendix A to Storage USA, Inc.'s Proxy Statement filed on March 27, 2002, and incorporated herein by reference).

99.2 Letter Agreement, dated as of January 17, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA
                  Partnership, L.P.  (filed  as  Exhibit  10.1  to  Storage USA,
                  Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference).

99.3              Letter  Agreement,  dated  as  of  April 18,  2002,  among the
                  Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit (d)(11) to Amendment No. 5 to Schedule 13E-3 filed on April 19, 2002 by the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P., and incorporated herein by reference).

99.4 Purchase Agreement Assignment and Assumption, dated as of April 26, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit 99.4 to Security Capital Group Incorporated's Current Report on Form Form 8-K dated April 26, 2002, and incorporated herein by reference).

99.5 Press Release of Security Capital Group Incorporated dated April 26, 2002 (filed as Exhibit 99.1 to Storage USA, Inc.'s Current Report on Form 8-K dated April 19, 2002, and incorporated herein by reference).

99.6 Security Capital Group Incorporated unaudited pro forma condensed consolidated financial statements as of and for the periods ended December 31, 2001 and March 31, 2002 (filed herewith).